UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)
June 15, 2011
F.N.B. CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31940	25-1255406

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One F.N.B. Boulevard Hermitage, Pennsylvania	16148

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 981-6000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-2.1
EX-99.2

Item 8.01.   Other Events.
On June 15, 2011, F.N.B. Corporation (“FNB”), the parent company of First National Bank of Pennsylvania (“FNB Bank”), filed a Form 8-K to report that FNB and Parkvale Financial Corporation (“Parkvale”), the parent company of Parkvale Savings Bank (“Parkvale Savings”), had entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Parkvale will merge with and into FNB (the “Merger”). Promptly following consummation of the Merger, it is expected that Parkvale Savings will merge with and into FNB Bank. This amendment is being filed to amend and supplement Item 9.01 of that Form 8-K to include a copy of the Merger Agreement as Exhibit 2.1 and a copy of the F.N.B. Corporation Investor Presentation as Exhibit 99.2, both of which are incorporated herein by reference. The description of the Merger Agreement contained in that Form 8-K is qualified in its entirety by the copy of the Merger Agreement filed as Exhibit 2.1 herewith.
Forward-Looking Statements
This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving FNB’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in FNB’s and Parkvale’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Parkvale’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating FNB’s and Parkvale’s businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of FNB’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
2.1	Agreement and Plan of Merger, dated as of June 15, 2011, by and between F.N.B. Corporation and Parkvale Financial Corporation

99.2.	F.N.B. Corporation Investor Presentation

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
By:	/s/ Stephen J. Gurgovits
Stephen J. Gurgovits,
Chief Executive Officer

Date: June 16, 2011